UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025
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MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)
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New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Broadhollow Road, Suite 1000, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MSM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On October 23, 2025, MSC Industrial Direct Co., Inc. (the “Company”) issued a press release announcing financial results for its fiscal 2025 fourth quarter and full year ended August 30, 2025. A copy of the press release is furnished with this report as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Resignation of Erik Gershwind as Chief Executive Officer, Effective December 31, 2025

On October 20, 2025, Erik Gershwind notified the Chairman of the Board of Directors (the “Board”) of the Company of his decision to voluntarily resign as part of a planned transition from his position as Chief Executive Officer of the Company, effective December 31, 2025. Mr. Gershwind will remain a member of the Board through the Company’s 2026 annual meeting of shareholders, at which time Mr. Gershwind is expected to be nominated for reelection to the Board. At the time of the effectiveness of his resignation as Chief Executive Officer of the Company, Mr. Gershwind will assume the role of Non-Executive Vice Chair of the Board. Mr. Gershwind’s decision to resign as Chief Executive Officer is not the result of any disagreements with the Company with respect to its operations, policies or practices.

Mr. Gershwind will continue to receive his base salary through December 31, 2025. Mr. Gershwind will be eligible to receive an annual cash bonus, prorated for his remaining period of service as the Company’s Chief Executive Officer, and an incentive equity award in November 2025 in connection with the Company’s regularly scheduled fiscal year 2026 equity grants to its executive and senior officers under the Company’s 2023 Omnibus Incentive Plan. Mr. Gershwind’s performance stock units and restricted shares of common stock granted to him under the Company’s 2023 Omnibus Incentive Plan and 2015 Omnibus Incentive Plan will continue to vest according to their terms on each award’s applicable vesting schedule, contingent on his continued service on the Board.

Appointment of Martina McIsaac as Chief Executive Officer, Effective January 1, 2026

On October 20, 2025, pursuant to the Company’s succession plan, the Board appointed Martina McIsaac, the Company’s President and Chief Operating Officer, to the position of President and Chief Executive Officer, effective January 1, 2026. The Board expects to appoint Ms. McIsaac to the Board upon her promotion to President and Chief Executive Officer.

Ms. McIsaac, age 55, was elected the Company’s Executive Vice President and Chief Operating Officer in September 2022, effective October 3, 2022. Ms. McIsaac became the Company’s President in September 2024 and currently serves as both its President and Chief Operating Officer. Prior to joining the Company, Ms. McIsaac was with Hilti Corporation, a multinational company that develops, manufactures and markets hardware, software and services for the construction, building maintenance, energy and manufacturing industries, for nine years. Most recently, she served as Region Head and Chief Executive Officer of Hilti, Inc., a wholly owned subsidiary of Hilti Corporation. Prior to joining Hilti Corporation, Ms. McIsaac held a series of progressively responsible leadership roles with Avery Dennison Corporation, a Fortune 500 global materials science and manufacturing company. During her 14-year tenure with Avery Dennison Corporation, Ms. McIsaac served in a range of sales, marketing, business development and operational roles in Mexico, Argentina, Chile, Canada and the United States prior to being named Vice President and General Manager of the Performance Polymers Division.

In connection with Ms. McIsaac’s promotion, Ms. McIsaac’s annual base salary will be increased to $850,000 and her target compensation under the Company’s annual performance bonus program will be increased such that Ms. McIsaac will be eligible to earn an annual incentive bonus with a target amount equal to 125% of her annual base salary, in each case effective January 1, 2026. Ms. McIsaac will continue to be eligible to participate in all of the Company’s employee benefits plans available to executive officers.

Further, the Compensation Committee approved an increase in Ms. McIsaac’s stock-based compensation under the Company’s long-term incentive compensation program to $3.4 million, commencing in November 2025 with the Company’s regularly scheduled fiscal year 2026 equity grants to its executive and senior officers under the Company’s 2023 Omnibus Incentive Plan.

There is no arrangement or understanding between Ms. McIsaac and any other person pursuant to which she was appointed as Chief Executive Officer. Ms. McIsaac has no family relationships with any of the Company’s directors or executive officers. There are no transactions involving the Company and Ms. McIsaac that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

The information set forth above under Item 2.02 is hereby incorporated by reference into this Item 7.01.

On October 23, 2025, the Company issued a press release regarding Mr. Gershwind’s resignation and Ms. McIsaac’s appointment. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

99.1	Press Release, dated October 23, 2025.
99.2	Press Release, dated October 23, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date:	October 23, 2025	By:	/s/ NEAL DONGRE
		Name:	Neal Dongre
		Title:	Senior Vice President, General Counsel and Corporate Secretary
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